                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 23, 2004

                     West Pharmaceutical Services, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                               Pennsylvania
              (State or Other Jurisdiction of Incorporation)

                  1-8036                                23-1210010
      (Commission File Number)              (IRS Employer Identification No.)

       101 Gordon Drive, PO Box 645,
                 Lionville, PA                       19341-0645
  (Address of Principal Executive Offices)            (Zip Code)

                                     610-594-2900
                (Registrant's Telephone Number, Including Area Code)

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01 Regulation FD Disclosure.
          On September 23, 2004 West Pharmaceutical Services, Inc. (the "Company")
          issued a press release announcing the Company's comments on the U.S.
          Chemical Safety and Hazard Investigation Board's (the "CSB") presentation regarding the CSB's findings concerning the accident on January 29, 2003 at the Company's Kinston manufacturing facility.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit # Description

          99.1  West Pharmaceutical Services, Inc. Press Release, dated
          September 23, 2004.

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                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to  be signed on its behalf by the undersigned, thereunto duly authorized.

                                  WEST PHARMACEUTICAL SERVICES, INC.
                                  -------------------------------------------

                                  /s/ William J. Federici
 Date:  September 24, 2004        -------------------------------------------
                                  William J. Federici
                                  Vice President and Chief Financial Officer

________________________________________________________________________________

                              Exhibit Index

99.1   West Pharmaceutical Services, Inc. Press Release, dated September 23, 2004.

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